Supplement to the Statement of Additional Information dated October 1, 2004 for the following funds:

Scudder Technology Fund

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Effective January 28, 2005, Scudder Technology Fund is no longer offered through this Statement of Additional Information. For a copy of each fund's current Statement of Additional Information, please contact Scudder Investments.
















January 28, 2005